UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

SES AI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39845	88-0641865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SES AI Corporation

35 Cabot Road

Woburn, MA 01801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (339) 298-8750

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SES	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SES WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01Entry into a Material Definitive Agreement.

On July 25, 2025, SES AI International I Pte. Ltd (“SES AI International”), a wholly-owned subsidiary of SES AI Corporation (the “Company”), entered into a Share Transfer and Share Purchase Agreement (the “Purchase Agreement”) by and among SES AI International, Shenzhen UZ Energy Co., Ltd. (“UZ Energy”), Shenzhen Yuze Venture Capital Co., Ltd. (“Yuze VC”), Xiaofei Xu, Zhen Bao (together with Ms. Xu, the “Founders”), Shenzhen Yupeng Venture Consulting Partnership (L.P.) (“Yupeng Consulting”), Shenzhen Yuyuan Consulting Partnership (L.P.) (“Yuyuan Conulting”) and certain other shareholders of UZ Energy (together with Yuze VC, Yupeng Consulting and Xiaofei Xu, the “Selling Shareholders”) pursuant to which SES AI International will acquire 100% of the total share capital of UZ Energy (the “Acqusition”), in exchange for the consideration contemplated thereby. UZ Energy is limited liability company organized under the laws of China, based in Shenzhen, China, and is an energy storage solution provider focused on the development, integration and sales of energy storage systems with products and solutions covering both domestic and international markets.

Under the terms and conditions of the Purchase Agreement, the aggregate consideration to be paid for the Acquisition will be approximately RMB 183,460,000 ($25,480,556), consisting of the following: (a) capital contribution of RMB 90,000,000 ($12,500,000) from SES AI International to UZ Energy in exchange for new shares of UZ Energy, to be paid within 40 business days of such equity interest in UZ Energy being transferred to SES AI International and requisite regulatory approval; (b) RMB 23,460,000 ($3,258,333) to certain shareholders of UZ Energy, to be paid within 40 business days of such equity interest in UZ Energy being transferred to SES AI International; (c) RMB 10,000,000 ($1,388,889) to Ms. Xu, subject to downward adjustment should UZ Energy’s annual revenue in 2025 not meet a specified threshold, to be paid within 40 business days of the annual revenue threshold being met; and (d) RMB 60,000,000 ($8,333,333) to certain shareholders of UZ Energy, subject to upward or downward adjustment depending on UZ Energy’s performance in 2026 compared to specified thresholds relating to revenue and cash balances, to be paid within 40 business days of such thresholds being met.

The Purchase Agreement contains customary representations, warranties and covenants by SES AI International, UZ Energy, the Founders and the Selling Shareholders, as well as indemnification provisions subject to certain limitations. The closing of the Acquisition (the “Closing”) is expected to occur in the third quarter of 2025, and is subject to customary closing conditions, including, among other things, (i) the requisite regulatory approvals, (ii) a duly signed resolution of the shareholders’ meeting of UZ Energy approving the terms and conditions of the Purchase Agreement and the transactions contemplated thereby, (iii) the accuracy of the representations and warranties contained in the Purchase Agreement (subject to certain qualifications), (iv) the performance by the parties of their respective obligations under the Purchase Agreement in all material respects, (v) the waiver of certain preempetive rights by certain shareholders of UZ Energy and (vi) with respect to the obligation of SES AI International to consummate the Acquisition, the absence of a Material Adverse Change (as defined in the Purchase Agreement). The Purchase Agreement also contains certain customary termination rights for the parties, including the right to terminate the Purchase Agreement if the Closing has not occurred on or before September 30, 2025.

This report contains translations of certain RMB amounts into U.S. dollars based on the prevailing exchange rate of RMB 7.2 per U.S. dollar as of July 22, 2025.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025. The Purchase Agreement includes representations, warranties and covenants of the parties thereto made solely for purposes of the Purchase Agreement and which may be subject to important qualifications and limitations agreed to by the parties thereto in connection with the negotiated terms of the transaction and the Purchase Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the parties thereto rather than establishing matters as facts.

Item 2.02Results of Operations and Financial Condition.

On July 28, 2025, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference herein, providing preliminary unaudited revenue and liquidity results for the second quarter ended June 30, 2025.

The financial information presented in the press release is preliminary, estimated, and unaudited. Such amounts are subject to the completion and finalization of the Company’s financial and accounting closing procedures. They reflect management’s estimates based solely upon information available to management as of the date of the press release. Further information learned during the completion and finalization of such financial and accounting closing procedures may alter the final results. In addition, the preliminary estimates should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. There is a possibility that the financial results for the three months ended June 30, 2025 could vary materially from these preliminary estimates.

Item 7.01 Regulation FD Disclosure.

On July 28, 2025, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information contained in Items 2.02 and 7.01 and in the accompanying Exhibits 99.1 and 99.2 of this Current Report on Form 8-k shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “focus,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” “project” and “pursue” or the negative of these terms or similar expressions. These statements are based on the beliefs and assumptions of the management of the Company. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide assurance that it will achieve or realize these plans, intentions or expectations. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to, among other things, that conditions to the Closing may not be satisfied, the potential impact on the business of the Company due to the announcement of the acquisition, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement, and general economic conditions. For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents that we have filed, or that we will file, with the SEC. Any forward-looking statements made by us in this Current Report on Form 8-K speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated July 28, 2025
99.2	Press release dated July 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SES AI Corporation

Date: July 28, 2025	By:	/s/ Jing Nealis
	Name:	Jing Nealis
	Title:	Chief Financial Officer